UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011

MICHAEL BAKER CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-6627

Pennsylvania	25-0927646
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

(412) 269-6300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 3, 2011 Michael Baker Corporation (the “Company”) will conduct a webcast presentation. The presentation will include written communications comprised of slides and will be accessible on the Company’s website via webcast. The slides from the presentation are attached hereto as Exhibit 99.1 and are being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Webcast materials dated as of October 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Dated: October 3, 2011

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Webcast materials dated as of October 3, 2011	Filed herewith.